UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2026

Apimeds Pharmaceuticals US, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42545	85-1099700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Matawan Rd, Suite 325 Matawan, New Jersey	07747
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (848) 201-5010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APUS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 1, 2025, Apimeds Pharmaceuticals US, Inc., a Delaware corporation (the “Company”), obtained approval of its stockholders holding a majority of the voting power of the Company’s outstanding capital stock, by written consent (the “Written Consent”), to effect a reverse stock split of its issued and outstanding shares of common stock at a ratio of one-for-ten (1-for-10) (the “Reverse Stock Split”) and to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) accordingly.

In connection with the Written Consent, the Company filed and mailed an information statement (the “Information Statement”) to its stockholders pursuant to Rule 14c-2 under the Securities Exchange Act of 1943, as amended. The Reverse Stock Split will not become effective until at least 20 calendar days after the mailing of the definitive Information Statement (the “Waiting Period”).

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2026, the Company had expected to file the Charter Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split on or about March 25, 2026, with the Reverse Stock Split becoming effective on March 26, 2026. The Company did not file the Charter Amendment on that date. The Waiting Period has now passed, and the Company expects to file the Charter Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split on or about July 23, 2026.

The Company has determined that the Reverse Stock Split will become effective as of 12:01 a.m. Eastern Time on July 24, 2026 (the “Effective Date”), in lieu of the previously announced Effective Date of March 26, 2026. The Company expects that its common stock will begin trading on a split-adjusted basis on the NYSE American LLC under the symbol “APUS”, at the open of trading on July 24, 2026. The new CUSIP number for the Company’s common stock following the Reverse Stock Split will be 03771D201.

Upon effectiveness of the Reverse Stock Split, every ten (10) shares of the Company’s issued and outstanding common stock will automatically be combined and changed into one (1) share of the Company’s issued and outstanding common stock.

The information set forth in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the disclosure under the heading “The Reverse Stock Split” in the Information Statement, which was dated February 26, 2026, and first mailed to stockholders on March 5, 2026, and is incorporated herein by reference.

The Company will announce the effectiveness of the Reverse Stock Split in a subsequent Current Report on Form 8-K once the Effective Date occurs.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apimeds Pharmaceuticals US, Inc.

Date: July 13, 2026	By:	/s/ Dr. Vin Menon
	Name:	Dr. Vin Menon
	Title:	Chief Executive Officer

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